UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017 (November 9, 2017)

Drone USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55789	30-0967943
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16 Hamilton Street, West Haven, CT 06516

(address of principal executive offices) (zip code)

(203) 220-2296

(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01   Entry into a Material Definitive Agreement.

On November 9, 2017 the registrant, Drone USA, Inc. (“Drone USA”), received a first tranche payment of $94,500 under the terms of a Securities Purchase Agreement dated October 25, 2017, with Crown Bridge Partners, LLC (“Crown Bridge”) under which Drone USA issued to Crown Bridge a convertible note in the principal amount of $315,000 and a warrant as a commitment fee for that number of shares of Drone USA common stock equal to the product of on-third of the face value of each tranche divided by $0.35. The convertible note (the “Note”) issued to Crown Bridge is in the principal amount of $315,000, has an original issue discount of $31,500, bears interest of 12% per annum, has a maturity date of 12 months from the date of each tranche of payments under the Note with future tranches being at the discretion of Crown Bridge, the conversion rate for any conversion of unpaid principal and interest under the Notes is at a 35% discount to the lowest market price of the shares of Drone USA common stock within a 20 day trading period prior to the date of conversion to which an additional 10% discount will be added if the conversion price of Drone USA’s common stock is less than $0.05 per share and no shares of Drone USA common stock can be issued to the extent Crown Bridge would own more than 4.99% of the outstanding shares of Drone USA common stock. The Note is subject to customary default provisions including an event of default if the bid price of Drone USA’s common stock is less than its par value of $.0001 per share. Drone USA is entitled to prepay the Note between 30 days after its issuance until 180 days from its issuance at amounts that increase from 112% of the prepayment amount to 137% of the prepayment amount depending on the length of time when prepayments are made. The foregoing is a summary of the terms of the Securities Purchase Agreement and Note and is qualified in its entirety by the Securities Purchase Agreement and the Note attached hereto and incorporated herein as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Securities Purchase Agreement dated October 25, 2017 between Drone USA, Inc. and Crown Bridge Partners, LLC

10.2	Convertible Promissory Note dated October 25, 2017 Issued by Drone USA, Inc. to Crown Bridge Partners, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	Drone USA, Inc.

	By:	/s/ Michael Bannon
Name: Michael Bannon
Title: President and CEO